UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2021
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LivePerson, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	0-30141	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

475 Tenth Avenue, 5th Floor
New York, New York 10018
(Address of principal executive offices, with zip code)

(212) 609-4200
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LPSN	The Nasdaq Stock Market LLC

Item 5.07 Submission of Matters to a Vote of Security Holders

LivePerson, Inc. (the “Company”) held its Annual Meeting of Stockholders virtually via live audio webcast on May 26, 2021 (the “Annual Meeting”). As of April 19, 2021, the record date for the Annual Meeting, there were a total of 68,866,063 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, constituting all of the outstanding voting securities of the Company. At the Annual Meeting, the holders of 59,444,086 shares of the Company’s common stock were represented in person or by proxy, and therefore a quorum was present.

At the Annual Meeting, the stockholders elected the following Class III director nominees to serve on the Company’s Board of Directors until the Company’s 2024 Annual Meeting of Stockholders, or until such directors’ successors shall have been duly elected and qualified, with the following voting results:

Director	Votes For	Votes Withheld	Abstain	Broker Non-Votes
Kevin C. Lavan	44,630,645	11,563,082	83,009	3,167,350

Director	Votes For	Votes Withheld	Abstain	Broker Non-Votes
Robert P. LoCascio	51,318,543	4,854,408	103,785	3,167,350

At the Annual Meeting, the stockholders also ratified the Audit Committee’s appointment of BDO USA, LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2021 with the following voting results:

Votes For	Votes Against	Abstain	Broker Non-Votes
58,758,947	617,740	67,399	—

At the Annual Meeting, the stockholders also approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, with the following voting results:

Votes For	Votes Against	Abstain	Broker Non-Votes
51,750,793	4,452,971	72,972	3,167,350

At the Annual Meeting, the stockholders also approved an amendment to the LivePerson, Inc. 2019 Stock Incentive Plan to increase the number of shares available for issuance thereunder, with the following voting results:

Votes For	Votes Against	Abstain	Broker Non-Votes
38,381,487	17,831,810	63,439	3,167,350

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEPERSON, INC. (Registrant)

Date:	May 27, 2021	By:	/s/ Monica L. Greenberg
Monica L. Greenberg
Executive Vice President of Policy and General Counsel